PRELIMINARY

                  DATRON SYSTEMS INCORPORATED

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       TO BE HELD TUESDAY, AUGUST 14, 2001 AT 11:00 A.M.

To the Stockholders of Datron Systems Incorporated:

       NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of DATRON SYSTEMS INCORPORATED will be held at the Sheraton San Diego Hotel and Marina, West Tower, 1590 Harbor Island Drive, San Diego, California on August 14, 2001 at 11:00 A.M. for the following purposes:

                     1.    To  elect six directors to hold office
               until the next annual meeting of stockholders and until their successors are elected and qualified;
               and

                     2.   To transact any other business
               that properly comes before the meeting and any adjournments thereof.

     Only stockholders of record at the close of business on June
21, 2001 are entitled to notice of, and to vote at, the meeting and any adjournments and postponements thereof.

                  By  Order of the Board of Directors


                  Victor A. Hebert
                  Secretary

Vista, California
July 5, 2001

WHETHER  OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE  SIGN
AND  RETURN  THE ACCOMPANYING WHITE PROXY CARD  AS  SOON  AS
POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.

YOUR BOARD OF DIRECTORS ALSO URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF ACQUISITOR PLC. EVEN IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY OR ON BEHALF OF ACQUISITOR PLC, YOU CAN REVOKE THAT EARLIER PROXY BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED.
________________________________________________________

                  DATRON SYSTEMS INCORPORATED

                           PRELIMINARY
                            _________

                         PROXY STATEMENT

To the Stockholders of Datron Systems Incorporated:

      The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Datron Systems Incorporated, a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders and any adjournments and postponements thereof (the "Annual Meeting") to be held at 11:00 a.m. on Tuesday, August 14, 2001, at the Sheraton San Diego Hotel and Marina, West Tower, 1590 Harbor Island Drive, San Diego, California 92101. The Company's principal executive offices are located at 3030 Enterprise Court, Vista, California 92083; the Company's telephone number is (760) 734-5454.

       The Company has been informed that Acquisitor plc ("Acquisitor") intends to nominate four individuals for election to the Company's Board of Directors at the Annual Meeting. Election of such persons would give Acquisitor control of the Company. You may receive proxy soliciting materials from Acquisitor on behalf of its nominees. These nominees have NOT been endorsed by your Board. We urge stockholders not to return any proxy they receive from Acquisitor. If you have already done so, you may revoke that proxy by completing, signing and dating the enclosed WHITE proxy card and returning it in the enclosed envelope. The Company is not responsible for the accuracy of any information provided by or relating to the Company contained in any proxy materials filed or disseminated by Acquisitor or any other statement it makes.

Record Date

      Only stockholders of record as of the close of business on June 21, 2001 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, [2,748,287] shares of the Company's common stock, $0.01 par value, (the "Common Stock") were outstanding. Holders of Common Stock are entitled to one vote for each share of Common Stock held.

Proxies/Voting

     Under the Company's amended and restated by-laws (the "Bylaws"), the presence, in person or by proxy, of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting constitutes a quorum for the transaction of business at the meeting. If a proxy is properly signed and returned, the shares represented by the proxy will be voted at the meeting in accordance with the instructions on the proxy. However, if no instructions are specified and a signed WHITE proxy card is returned, such shares will be voted FOR each nominee of the Board for director. If a proxy is accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum.

      Each stockholder voting at the meeting, in person or by proxy, may cast one vote for each share of Common Stock held for each nominee for director. In the election of directors, the six nominees receiving the highest number of votes cast at the meeting will be elected. An abstention in the election of directors will have no effect on the result of the vote. Cumulative voting in the election of directors is not permitted. On any other matters that may properly come before the meeting, one vote may be cast for each share of Common Stock held. Approval of any proposal, other than the election of directors, requires the affirmative vote of holders of a majority of the votes cast on the proposal. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter for which the brokers or nominees do not have discretionary power), will have no effect on the election of directors.

Revocation of Proxies

     Any stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its use. A proxy can be revoked (i) by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or (iii) by voting in person at the Annual Meeting. Attendance at the Annual Meeting alone will not revoke a proxy.

Solicitation

      The approximate date on which this Proxy Statement and the accompanying WHITE proxy card are being mailed to the Company's stockholders is July 5, 2001. The Company will bear the expense of printing and mailing proxy materials soliciting proxies supporting the nominees named in this proxy statement. In addition to solicitation by mail, certain directors, officers and other employees of the Company may solicit proxies for the Annual Meeting from stockholders personally or by telephone, fax, telegram or other electronic communications without receiving additional remuneration. The Company will also provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The Company has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. For additional information concerning solicitation of proxies, see "Certain Information Concerning Nominations by Acquisitor - Solicitation Information" below.

              NOMINATION AND ELECTION OF DIRECTORS

     Nominees

      Six directors are to be elected at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected and qualified. The Company has nominated the six incumbent directors. All of these directors were elected at the Company's last annual meeting except for Mr. Richard
Flatow, who was appointed as a director by the Board on January 29, 2001. If any nominee is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected. Proxies received will be voted "FOR" the election of the nominees named below unless marked to the contrary. Pursuant to applicable Delaware law, assuming the presence of a quorum, six directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the meeting who are present in person or by proxy. Thus, the six nominees who receive the highest number of votes in favor of their election will be elected, regardless of the number of abstentions or non-votes.

     The following table sets forth certain information regarding each nominee as of June 21, 2001.

                        Positions          Common Stock
                          With             Beneficially    Percentage
Name                Age  the Company        Owned<F1><F2>   Ownership

David A. Derby      59   Chairman of the      109,157        3.9%
                         Board, President,
                         Chief Executive
                         Officer; Director

Kent P. Ainsworth   55   Director              17,825         0.7%

Richard W. Flatow   60   Director                 800         0.0%

Don M. Lyle         61   Director               6,975         0.3%

William A. Preston  65   Director              13,425         0.5%

Robert D. Sherer    65   Director              12,425         0.5%

[FN]

<F1>  Includes  shares of common stock issuable upon  exercise  of stock  options  exercisable within 60 days  after  June  21,
     2001.   Includes  44,799, 12,425, 2,475, 12,425  and  12,425
     shares subject to options held by Messrs. Derby, Ainsworth, Lyle, Preston and Sherer, respectively.

<F2>  The  persons  named  in  the  table  have  sole  voting  and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the other footnotes to this table.

     Business Experience of the Nominees

      David A. Derby has been a director, President and Chief Executive Officer of the Company since May 1982. Mr. Derby was elected Chairman of the Board effective April 1, 1998. He also was President of the Company's wholly owned subsidiary, Datron World Communications Inc. (formerly known as Trans World Communications, Inc.), from March 1993 through March 1995 and was President of its other wholly owned subsidiary, Datron/Transco Inc., from August 1997 until March 1998. He has been a director of AML Communications, Inc. since December 1995 and a director of the Corporate Directors Forum since June 2001.

      Kent P. Ainsworth has been a director of the Company since May 1985. Since April 1996, he has been Executive Vice President and Chief Financial Officer of U.R.S. Corporation. From January 1991 until April 1996 he was Vice President and Chief Financial Officer of U.R.S. Corporation. From October 1987 through
February  1990,  he  was Chief Financial Officer  of  Di  Giorgio
Corporation.

      Richard W. Flatow has been a director of the Company since January 2001. He is President and owner of RWF Enterprises, a management consulting firm he founded in 1994. From 1993 to 1994 he was President and Chief Executive Officer of Futurekids, Inc., and from 1991 to 1993, Mr. Flatow was a Managing Partner and Senior Consultant for Hankin & Co. From 1986 to 1990 he was Chairman, President and Chief Executive Officer for Avalon Marketing, Inc. Mr. Flatow held several executive positions at Avon Products, Inc. from 1969 to 1986, where his last position was Group Vice President for Sales and Distribution. He has been a director of AML Communications, Inc. since December 1995.

      Don M. Lyle has been a director of the Company since May 2000. He is the President and owner of Technology Management Company, which he founded in 1983. He has provided technology management assistance to many clients, including SAIC, Tandem Computers, McKinsey & Company, HP and Unisys. He has been a director of Emulex Network Systems, Inc. since February 1994 and a director of the Corporate Directors Forum since February 1999. He also serves on the boards of several private companies.

      William A. Preston has been a director of the Company since
February  1998.   Since  1977, he has  been  Chairman  and  Chief
Executive  Officer  of APM, Inc.  He was a  director  of  Pacific
Scientific Corporation from 1979 to January 1998.

      Robert D. Sherer has been a director of the Company since May 1989. He is the President and owner of Quality Concepts, Inc., which he founded in 1986. From 1959 to 1984 he was employed by A.M. International, where his last position was National Vice President of Sales.

      All directors hold office until the next annual meeting  of
stockholders   and  until  their  successors  are   elected   and
qualified.   There are no family relationships between  or  among
any directors or executive officers of the Company.

          CERTAIN INFORMATION CONCERNING NOMINATIONS BY
              ACQUISITOR - SOLICITATION INFORMATION

     Nominations

      In a letter dated May 18, 2001, Acquisitor notified the Company that it intends to nominate four nominees for election to the Board. According to filings made with the Securities
Exchange Commission (the "SEC"), Acquisitor is a company incorporated in the United Kingdom and is a stockholder of the Company. According to those filings, Acquisitor appears to be acting as a "group" holding at least 14.97% of the Company's Common Stock.

     The Company anticipates that you may receive proxy materials from Acquisitor or from others on its behalf recommending that you vote for Acquisitor's nominees instead of the Board of Directors' nominees. According to the letter received from Acquisitor, Acquisitor intends to nominate Duncan Soukup, James Ozanne, Peter Melhado and Glen Lindemann. Additional information about these nominees is available in Acquisitor's filings with the SEC. The Company is not responsible for the accuracy of any information provided by or relating to Acquisitor or Acquisitor's nominees contained in any proxy materials filed or disseminated by Acquisitor or any other statement Acquisitor or Acquisitor's nominees may make.

      The Board of Directors urges you NOT TO SIGN any proxy card sent to you by Acquisitor. If you have already done so, you may revoke that proxy by completing, signing and dating the enclosed WHITE proxy card and returning it in the enclosed envelope.

     Solicitation Information

      The  Company  has retained the proxy solicitation  firm  of
Georgeson Shareholder Communications, Inc. ("Georgeson") to assist in the solicitation of proxies. Pursuant to the Company's agreement with Georgeson it will provide various proxy advisory and solicitation services for the Company at an anticipated cost of $50,000 plus reasonable out-of-pocket expenses and indemnification against certain liabilities. It is expected that Georgeson will use up to approximately 30 persons in such solicitation.

      Certain information concerning the directors, executive officers and other representatives of the Company who may solicit proxies is set forth below under the caption "Participants in the Solicitation."

      Although no precise estimate can be made at this time, as a result of the election contest the Company anticipates that the aggregate amount to be spent by the Company in connection with the solicitation of proxies by the Company will be approximately $250,000 of which approximately [$40,000] has been incurred to date. This amount includes legal fees, printing costs and the fees payable to Georgeson but excludes the salaries and fees of officers, directors, and employees of the Company.

     Please complete, date and sign the enclosed WHITE proxy card and return it promptly in the envelope provided. If your shares are held in "street name," only your bank or broker can vote your shares and only upon your specific instructions. Please contact the person responsible for your account and instruct him or her to vote the WHITE proxy card as soon as possible.

      The Board of Directors urges you NOT TO SIGN any proxy card sent to you by Acquisitor. If you have already done so, you may revoke your previously signed proxy by delivering a written notice of revocation or a later dated WHITE proxy card in the enclosed envelope. If you have questions, or need assistance, please call Georgeson at 1-800-223-2064.



              MEETINGS AND COMMITTEES OF THE BOARD
                     AUDIT COMMITTEE REPORT

      Regular meetings of the Board are generally held on a quarterly basis, while special meetings are called when necessary. The Board held eight meetings during the fiscal year ended March 31, 2001 ("Fiscal 2001"). During Fiscal 2001, each nominated incumbent director attended 75% or more of the meetings of the Board and of Board committees on which such director served. Each director who is not an employee of the Company received an attendance fee of $1,000 for each meeting of the Board and $500 for each meeting of any committee on which the director serves and an annual retainer of $12,000.

     The Board presently has three standing committees, the Audit
Committee,   the   Compensation  Committee  and  the   Nominating
Committee.

     Audit Committee

      During the first eight months of Fiscal 2001, the Audit Committee consisted of Messrs. Preston, Sherer and Michael F. Bigham, who resigned from the Board on December 4, 2000. On
January 29, 2001, Mr. Lyle was elected to replace Mr. Bigham on the Audit Committee for the remainder of Fiscal 2001. This committee consults with the Company's auditors concerning their auditing plan, the results of their audit, the appropriateness of accounting principles utilized by the Company and the adequacy of the Company's general accounting controls. This committee met five (5) times during Fiscal 2001.

     Compensation Committee

      During Fiscal 2001, the Compensation Committee consisted of Messrs. Ainsworth, Preston and Sherer. The function of the Compensation Committee is to recommend to the Board of Directors the salary and bonus levels of officers and directors of the Company and to administer the Company's 1985 Stock Option Plan, the Company's 1995 Stock Option Plan (collectively, the "Stock Option Plans") and the Employee Stock Purchase Plan. This committee met four (4) times during Fiscal 2001.

     Nominating Committee

      The Company presently has a Nominating Committee consisting of Messrs. Flatow, Lyle and Preston. The duties of the Nominating Committee are to review and recommend to the Board of Directors candidates for election to the Board of Directors of the Company. Stockholders who wish to suggest nominees for election at the 2002 Annual Meeting should submit their suggestions in writing in accordance with the provisions of the Company's Bylaws, as described below under the caption "Notice of Business to be Conducted at Annual Meeting." The Nominating Committee has nominated the six incumbent directors for election at the Annual Meeting. The Nominating Committee did not meet during Fiscal 2001. It met once in June 2001 to make nominations for the Annual Meeting.

     Audit Committee Report

      In accordance with its written charter adopted by the Board of Directors (see Appendix A), the Audit Committee assists the Board in fulfilling its oversight responsibilities for management's conduct of the Company's financial reporting processes. The committee consists of three "independent" directors as defined in the listing standards for companies quoted on the Nasdaq Stock Market.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended March 31, 2001 with management and with Deloitte & Touche LLP, the Company's independent auditors. The Audit Committee has reviewed and discussed with Deloitte & Touche LLP all the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). It has also received the written disclosures and letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP their independence.

     Based on this review and the discussions referred to herein, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K to be filed with the Securities and Exchange Commission for the fiscal year ended March 31, 2001.

     Audit Fees

       Aggregate fees billed by Deloitte & Touche LLP for professional services rendered in connection with the audit of the Company's financial statements for fiscal 2001 and the reviews of financial statements included in the Company's Forms 10-Q for said fiscal year were [$121,000.]

     Financial Information Systems Design and Implementation Fees

      There  were  no  fees billed by Deloitte & Touche  LLP  for professional services rendered in fiscal 2001 in connection  with
Financial  Information  Systems  Design  and  Implementation   as
defined in Rule 2-01(c)(4)(ii) of Regulation S-X.

     All Other Non-Audit Fees

       Aggregate fees billed by Deloitte & Touche LLP for professional services rendered in fiscal 2001 in connection with all other non-audit services were $59,000. Of this amount, $31,000 was for tax related services, $13,000 was for audit services for employee benefit plans and $15,000 was for consulting services. The Audit Committee considers the provision of these non-audit services to be compatible with maintaining the independence of Deloitte & Touche LLP.

     AUDIT COMMITTEE
     Don M. Lyle
     William A. Preston
     Robert D. Sherer

                    EXECUTIVE COMPENSATION

     Summary Compensation Table

      The following table sets forth information regarding the compensation for services in all capacities paid or accrued for the Fiscal Years indicated by the Company (a) to the Chief Executive Officer of the Company and (b) to the Chief Financial Officer of the Company. No other executive officer of the
Company received salary and bonus of more than $100,000 during Fiscal 2001.

                         Annual Compensation              Long-Term
                                                        Compensation

                                                           Awards

                                                         Securities
                 Fiscal                      Other       Underlying    All Other
 Name and         Year                      Annual        Options/      Compen-
Principal         Ended   Salary   Bonus  Compensation<F1> SARs<F2>    sation<F3>
 Position        March 31   ($)     ($)       ($)             (#)        ($)

David A. Derby    2001    275,000  129,937    3,293         40,000         (243)
Chairman,
President and     2000    275,962  113,796    4,839         10,000       43,275
Chief Executive
Officer           1999    250,000   58,406    5,316              0       20,775

William L.        2001    174,998   64,969    2,607              0        1,784
Stephan, Vice
President and     2000    178,364   56,898    3,039         10,000       23,887
Chief Financial
Officer and       1999    162,014   29,203    3,138              0       19,746
Treasurer

[FN]

<F1> Amounts  paid  under  an arrangement by  which  the  Company reimburses officers of the Company for medical expenses and life insurance not paid under the Company's regular health insurance plan.

<F2>  Options granted in Fiscal 2001 for Mr. Derby were 15,001 non-
     qualified  options  ("NQOs")  and  24,999  incentive   stock
     options  ("ISOs"),  each with terms of ten  years.   Options
     granted in Fiscal 2000 were NQOs for Mr. Derby and ISOs for Mr. Stephan, each with terms of ten years. The options vest in substantially equal portions at the end of the first,
     second  and  third years following the date of  grant.   The
     exercise price for each NQO granted in fiscal 2001 and fiscal 2000 was set at 100% and 85%, respectively, of the fair market value of the Company's Common Stock at the date of grant, and the exercise price for each ISO granted in both years was set at 100% of the fair market value of the Company's Common Stock at the date of grant.

<F3>  Represents contributions to the Company's Qualified Employee
     Profit Sharing Plan and contributions to the Company's  Non-
     Qualified Supplemental Executive Profit Sharing Plan and earnings accrual under that plan.

     Fiscal 2001 Option Grants

      The following table sets forth information relating to options granted during Fiscal 2001 to the Company's Chief Executive Officer and the Chief Financial Officer named in the Summary Compensation Table. In addition, and in accordance with the rules of the Securities and Exchange Commission, the table shows hypothetical gains or "option spreads" that would exist for such options based on assumed rates of annual compound stock price appreciation of 5% and 10% per year from the date the options were granted over the full option term.


                                                                   Potential
                                                                   Realizable
                      Individual Grants                             Value at
                                                                 Assumed Annual
                                                                    Rates of
                                                                   Stock Price
                                                                  Appreciation
                                                                   for Option
                                                                     Term (1)

_____________________________________________________________________________________

              Number of    Percent of or
             Securities    Total Options   Exercise  Expiration
             Underlying     Granted to       or       Date of
             Options/SARs   Employees in    Base        of         5%        10%
Name          Granted(2)   Fiscal Year(3)   Price     Option     per year  per year
_____________________________________________________________________________________
David A.        40,000           30%       $12.00    May 16,2010 $301,869  $764,996
Derby, CEO

William L.         -0-           -0%-         ---            ---      ---       ---
Stephan
-------------------------------------------------------------------------------------

[FN]

<F1>  The  amounts represent certain assumed rate of appreciation, based on the requirements of the SEC, over the exercise price per share. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on future performance of the Common Stock. There can be no assurance that any of the values reflected in the table will be achieved.

<F2>  For a description of the material terms of the options, see footnote (2) to the Summary Compensation Table.

<F3>  Based  on the total number of options granted during  Fiscal
     2001.

     Fiscal Year 2001 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth information with respect to the options held at the end of Fiscal 2001 by the Company's Chief
Executive Officer and the Chief Financial Officer named in the Summary Compensation Table.




                                                                 Value of Unexercised
                                                               In-the-Money Options/SARs
               Shares                Number of Unexercised       at Fiscal Year-End<F1>
              Acquired    Value         Options/SARs at                  ($)
            Exercise(#)   ($)     Exercisable  Unexercisable  Exercisable  Unexercisable
-----------------------------------------------------------------------------------------
David A.       22,500     $88,313    28,300        46,700        $56,145     $37,855
Derby, CEO

William L.          0           0    53,300         6,700       $102,500           0
Stephan

[FN]
<F1>  Market value of the underlying securities at fiscal year-end minus the exercise price of "in the money" options.


     Employment Contracts and Indemnification Agreements

     Employment Contracts

      The Company has an employment agreement with Mr. Derby (the "Agreement") providing for Mr. Derby's services as President and Chief Executive Officer of the Company pursuant to which he is currently paid an annual salary of $275,000, with vacation, holidays, insurance and other benefits permitted under policies established by the Board. Should Mr. Derby be involuntarily terminated from the Company for any reason other than cause, he will receive a lump sum equal to three times his then current annual salary. The Agreement provides that, upon an assignment of the Agreement by the Company, Mr. Derby has the right to terminate the Agreement if any successor entity is not acceptable to him. The Agreement will expire upon notice not less than two years from its next anniversary date, unless sooner terminated under terms of the Agreement. The Company may terminate the Agreement if Mr. Derby commits any material act of dishonesty in the discharge of his duties.

      The Company has a severance agreement with Mr. Stephan that provides twelve months of severance pay through salary continuance in the event Mr. Stephan is involuntarily terminated from the Company for any reason other than cause. If within the twelve-month period following involuntary termination, Mr.
Stephan engages in activities directly competing with the Company, severance benefits would cease.

     Indemnification Agreements

      Mr. Derby and Mr. Stephan (as well as the Company's other officers and directors) are parties to indemnification agreements with the Company in substantially the form approved by the stockholders at the 1992 Annual Meeting.

     Loans

      In 1988, the Company established the Key Employee Stock Purchase Plan to assist key employees in acquiring an equity stake in the Company. Pursuant to the plan, Mr. Derby was loaned $164,000 by the Company to acquire 25,000 shares of the Company's Common Stock in 1988 and he executed a full recourse promissory note in the same amount payable to the Company. The promissory note provided an interest rate of 4.64% per annum. Mr. Derby paid this note in full during Fiscal 2001 by tender of 11,408 shares of common stock at the then market price of $14.375 per share.

     Compensation Committee Report on Executive Compensation

      Set forth below is a report of the Compensation Committee with respect to the Company's compensation policies during Fiscal
2001 as they affect the Company's Chief Executive Officer and the Company's Chief Financial Officer.

     Compensation Policies for Executive Officers

      The Company's compensation policies for its executive officers are designed to provide compensation levels that are competitive with those of other similar companies, thereby permitting the Company to attract and retain qualified executives. More specifically, the Company's compensation policies aim, through a combination of base salary, annual bonus and equity-based compensation, to motivate executive officers to meet the Company's annual and long-range business objectives, thereby enhancing stockholder value. The cumulative effect of the Company's compensation policies for executive officers is to tie such compensation closely to the Company's performance.

      Each of the Company's executive officers receives a base salary. The Company sets base salary for executive officers based upon a number of factors, including the particular qualifications of the executive, levels of pay for similar positions at public and private companies of comparable size and in comparable businesses to those of the Company, the degree to which the executive can help the Company achieve its goals, and direct negotiation with the executive.

      An important element of the Company's compensation for executive officers are bonuses tied closely to the Company's annual financial results. The executive officers named in the Summary Compensation Table participate in three bonus plans. The first of these is the Company's Qualified Employee Profit Sharing Plan (the "Qualified Plan"). The Qualified Plan provides employees with supplemental retirement benefits through a plan treated favorably for tax purposes. The Qualified Plan reflects the belief that some portion of all employees' compensation should be tied to the performance of the Company in order to provide a sound incentive to enhance that performance and to keep the Company's compensation policies competitive with those of other similar companies. All employees of the parent company, Datron Systems Incorporated, are eligible to participate in the Qualified Plan beginning on the April 1 following their date of employment. Annual contributions to the plan are determined by the Board. Fiscal 2001 contributions were $15,847 each for Mr. Derby and Mr. Stephan. Participant accounts in the Qualified Plan vest over a seven-year period beginning after three years of service.

      The second bonus plan is the Company's Non-Qualified Supplemental Executive Profit Sharing Plan (the "Non-Qualified Plan"). The Non-Qualified Plan was established to provide the executive officers named in the Summary Compensation Table with retirement benefits in excess of those permitted by the Qualified Plan. The benefits provided by the Non-Qualified Plan are in the form of deferred compensation, which is not treated favorably for tax purposes. The Non-Qualified Plan is designed to supplement retirement benefits provided by the Qualified Plan, which are limited by federal regulation and which the Compensation Committee believes are not competitive with other similar companies. The Board determines which executive officers are eligible to participate in the Non-Qualified Plan and the amount of annual contributions. Fiscal 2001 contributions and earnings
(loss) accruals were ($16,091) for Mr. Derby and ($14,064) for Mr. Stephan. Earnings (loss) accruals under the Non-Qualified Plan are based on performance of the investments each participant holds in the Qualified Plan. Because those investments performed poorly in fiscal 2001, loss accruals exceeded contributions for both Mr. Derby and Mr. Stephan during that period, and the Company recorded income to the extent of the net loss accruals. Participant accounts in the Non-Qualified Plan vest over a seven-year period beginning after three years of service.

     The third bonus plan is the Company's Key Employee Incentive Plan (the "Key Employee Plan"). The Key Employee Plan further ties key executive compensation to Company financial performance by providing a cash bonus to be allocated among designated employees selected by the Board, upon recommendation by the Compensation Committee, after pre-determined profit goals and other criteria have been reached and after provision for the
Qualified Plan and the Non-Qualified Plan. Income and profit goals for the Key Employee Plan, and associated contributions to the bonus pool, are determined annually by the Board. Fiscal 2001 contributions were $129,937 for Mr. Derby and $64,969 for Mr. Stephan.

      The fourth element in the Company's executive officer compensation package is equity-based compensation. The
Compensation Committee believes that by providing executive officers with an equity interest in the Company those officers are provided with additional incentives to work to maximize stockholder value over the long term. Such incentives have been provided principally by the granting of options under the Company's 1995 Stock Option Plan. Under the 1995 Stock Option Plan, options vest over a three-year period and are designed to encourage officers to continue in the employ of the Company. As such, they provide a longer term incentive than do the annual bonus plans. During Fiscal 2001, Mr. Derby received a grant of 40,000 stock options.

     CEO Compensation

      Mr. Derby has been President and Chief Executive Officer of the Company since 1982 and Chairman since April 1998. Mr. Derby's base salary for Fiscal 2001, pursuant to his employment agreement, was set at $275,000, where it has been since May 1999. Mr. Derby's participation in the Company's Qualified Plan, Non-Qualified Plan and Key Employee Plan, pursuant to which his bonus is determined, provides an incentive to maximize Company profitability on an annual basis. Through his equity ownership in the Company, consisting of 64,358 shares of Common Stock and options to purchase 75,000 shares of Common Stock, and his participation in the Employee Stock Purchase Plan, Mr. Derby shares with the other stockholders of the Company a significant stake in the long-range success of the Company's business.

     COMPENSATION COMMITTEE
     Kent P. Ainsworth
     William A. Preston
     Robert D. Sherer


     Compensation Committee and Insider Participation

     As noted above, during Fiscal 2001 executive compensation policy was set by the Compensation Committee. Each member of the Compensation Committee is a non-employee director of the Company.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the principal
exchange   on  which  the  Common  Stock  is  listed.   Officers,
directors and greater than ten percent stockholders are also required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the fiscal reporting period ended March 31, 2001.


                 COMPARATIVE STOCK PERFORMANCE


      Set forth below are line graphs which illustrate for the purpose of comparison the percentage change in the cumulative total stockholder return on the Company's Common Stock from March 31, 1996 through March 31, 2001 with the percentage change in the cumulative total return over the same period on (i) the CRSP Index for the NASDAQ Stock Market - U.S. Companies, and (ii) the CRSP Index for the NASDAQ Stock Market - U.S. Communications Equipment Companies. This graph assumes an initial investment of $100 in each of the Company's Common Stock, the CRSP Index for the NASDAQ Stock Market - U.S. Companies and the CRSP Index for the NASDAQ Stock Market - U.S. Communications Equipment Companies on March 31, 1996 and that all dividends, if any, were reinvested.


        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
AMONG DATRON SYSTEMS INCORPORATED, CRSP NASDAQ-U.S. COMPANIES AND
      CRSP NASDAQ - U.S. COMMUNICATIONS EQUIPMENT COMPANIES

                       [GRAPH APPEARS HERE]


Measurement Period
(Fiscal Year Covered)
---------------------

                                   CRSP Nasdaq-    Communications
Measurement      Datron Systems        U.S.          Equipment
Point             Incorporated      Companies        Companies

FYE 3/31/96          $100             $100             $100
FYE 3/31/97          $ 77             $111             $ 91
FYE 3/31/98          $ 70             $169             $119
FYE 3/31/99          $ 53             $228             $139
FYE 3/31/00          $101             $423             $539
FYE 3/31/01          $ 91             $170             $154


                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of June 21, 2001, unless otherwise noted in the footnotes, certain information concerning
(a) each person known to the Company to own beneficially more than 5% of the Common Stock, (b) each of the executive officers named in the Summary Compensation Table, and (c) all directors and executive officers as a group.

[All Amounts to be Updated]
       Name/Address               Shares of
   of Beneficial Owner         Common Stock<F1>    % of Class

 Acquisitor plc                   411,400<F2>         14.97%
    190 The Strand
    London WC2R 1JN
    England

 J.B. Greenwell                    264,780             9.63%
    318 South Maple
    Carroll, IA 51401

 Dimensional Fund Advisors         219,004<F3>         7.97%
    1299 Ocean Avenue,
    11th Floor
    Santa Monica, CA 90401

 David A. Derby                    109,157<F4>         3.91%

 William L. Stephan                 59,148<F4>         2.11%

 All directors and                 219,755<F4>         7.61%
 executive officers
   as a group (7 persons)

[FN]

<F1>  Information  with respect to beneficial ownership  is  based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission.

<F2>  Information provided is based on Schedule 13D/A filed n  May
     21,   2001   by   Acquistor  plc  ("Acquisitor"),   American
     Opportunity   Trust  plc  ("American  Trust"),   Christopher
     Harwood   Bernard  Mills  ("Mills"),  Duncan  Soukup,   Glen
     Lindman,  J.O. Hambro Capital Management (Holdings)  Limited
     ("Holdings"),   J.O.   Hambro  Capital  Management   Limited
     ("Capital Management"), James Ozanne and Peter Melhado. Includes 380,700 shares of common stock beneficially owned
     by   Acquisitor  plc  and  30,700  shares  of  Common  Stock
     beneficially  owned  by Holdings.  Each  of  Acquisitor  and
     Messrs.  Soukup,  Ozanne  and  Melhado  may  be  deemed   to
     beneficially own, and have shared power to vote or dispose of, the 380,700 shares of Common Stock of the Company owned by Acquisitor. None of Acquisitor or Messrs. Soukup, Ozanne or Melhado has the sole power to vote or dispose of any shares of Common Stock of the Company. Capital Management is a subsidiary of Holdings. American Trust is a publicly held investment trust company. Mills and Capital Management serve as co-investment advisor to American Trust. Mills is a director of Acquisitor.

<F3>  [Dimensional   Fund   Advisors  Inc.   ("Dimensional"),   an
     investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios.") In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 219,004 shares of Datron
     Systems  Incorporated  stock as  of  March  31,  2001.   The
     Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.]

<F4>  Includes  44,799  and  53,300  shares  obtainable  upon  the exercise of stock options, exercisable within 60 days  after
     June   21,   2001,  held  by  Messrs.  Derby  and   Stephan,
     respectively.

                PARTICIPANTS IN THE SOLICITATION

      Set forth below are the present principal occupation or employment, and the name and principal address of any corporation or organization in which such employment is carried on, for (1) each of the Company's directors and (2) each of the Company's executives and other representatives of the Company who may solicit proxies from the Company's stockholders.

             DIRECTORS AND EXECUTIVES OF THE COMPANY


          NAME AND PRINCIPAL       PRESENT OFFICE OR
           BUSINESS ADDRESS         OTHER PRINCIPAL
                                     OCCUPATION OR
                                       EMPLOYMENT

       David A. Derby            Chairman of the Board,
       Datron Systems            President and Chief
         Incorporated           Executive Officer of
       3030 Enterprise Court     the Company
       Vista, California 92083

       Kent P. Ainsworth         Executive Vice
       URS Corporation           President and Chief
       100 California Street,    Financial Officer,
       Suite 500                 U.R.S. Corporation
       San Francisco,
       California 94111

       Richard W. Flatow         President and Owner,
       422 N. Cliffwood Avenue   RWF Enterprises
       Los Angeles, California
       90049

       Don M. Lyle               President and Owner,
       7752 Eads Avenue          Technology Management
       La Jolla, California      Company
       92037

       William A. Preston        Chairman and Chief
       APM, Inc.                 Executive Officer,
       441 Industrial Way        APM, Inc.
       Benicia, California
       94510

       Robert D. Sherer          President and Owner,
       Quality Concepts          Quality Concepts, Inc.
       1772 J Los Arboles,
         PMB 151
       Thousand Oaks,
       California 91362

       William L. Stephan        Vice President, Chief
       Datron Systems            Financial Officer and
         Incorporated            Treasurer of the
       3030 Enterprise Court     Company
       Vista, California 92083

      Except as described in this proxy statement, none of the above individuals (each a "Participant") nor any of their respective affiliates or associates (together, the "Participant Affiliates") (i) directly or indirectly beneficially owns any securities of the Company or of any subsidiary of the Company or
(ii) has had any relationship with the Company in any capacity other than as a shareholder, employee, officer or director. Furthermore, except as described in this proxy statement, no Participant or Participant Affiliate is either a party to any transaction or series of transactions since April 1, 2000, or has knowledge of any currently proposed transaction or series of transactions (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any Participant or Participant Affiliate has or will have, a direct or indirect material interest.

      Except as described in this proxy statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any (i) future employment by the Company or its affiliates or (ii) transactions to which the Company or any of its affiliates will or may be a party. Except as described in this proxy statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliates within the past year with any person with respect to any capital stock of the Company.

      Except as disclosed in this proxy statement, to the Company's knowledge, no Participant or Participant Associate has any interest, direct or indirect, by security holdings or otherwise in the Company.

      Listed below are the only purchases and sales of Common Stock from May 1, 1999 through June 21, 2001 by the directors and executives or other representatives of the Company who may solicit proxies on the Company's behalf, and certain information concerning such transactions. To the Company's knowledge, no director or executive or other representative who may solicit proxies on the Company's behalf made any other transactions in Company securities within the past two years.

                            NUMBER OF
                             SHARES
                            PURCHASED         DATE OF
            NAME              (SOLD)        TRANSACTION

       David A. Derby           881       June 30, 1999
                             (5,334)      March 13, 2000
                             22,500       May 15, 2000
                            (11,879)      May 15, 2000
                            (11,408)      January 31, 2001


       Kent P. Ainsworth        -0-

       Richard W. Flatow        (200)     February 2, 2000
                                 500      June 12, 2000

       Don M. Lyle             2,000      May 19, 2000
                               2,500      May 25, 2000

       William A. Preston     (4,000)     February 2, 2000

       Robert D. Sherer         (400)     July 13, 2000

       William L. Stephan      1,000      June 30, 1999
                                 584      December 31, 1999
                                 817      June 30, 2000
                                 425      December 31, 2000


                 INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as the Company's independent auditors since March 1983. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                 ANNUAL REPORT TO STOCKHOLDERS

      The Company's Annual Report to Stockholders for the fiscal year ended March 31, 2001, containing the audited consolidated balance sheets as of March 31, 2001 and March 31, 2000 and the related consolidated statements of income, stockholders' equity and cash flows for each of the past three fiscal years, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.

                     STOCKHOLDER PROPOSALS

      The Company will, in future proxy statements of the Board, include stockholder proposals complying with the applicable rules of the Securities and Exchange Commission and any applicable state laws. In order for a proposal by a stockholder to be included in the proxy statement of the Board relating to the Annual Meeting of Stockholders to be held in 2002, the proposal must be received in writing by the Secretary of the Company no later than March 11, 2002.

      NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to the Company's Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or received by the
Secretary not less than 45 or more than 75 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year's annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice must be delivered by the later of (a) 90 days in advance of the meeting or (b) 10 days following the day on which a public announcement of the date of such meeting is first made. A stockholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "Stockholder Proposals."

                         OTHER MATTERS

      The Board knows of no other matters that will be presented at the Annual Meeting. If, however, any matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxyholders.


By Order of the Board of
                                   Directors



                                   Victor A. Hebert
                                   Secretary

Vista, California
July 5, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
WHETHER  OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED
TO  SIGN  AND  RETURN THE ACCOMPANYING WHITE PROXY  CARD  IN  THE
ENCLOSED POSTPAID ENVELOPE.

                           APPENDIX A
                     AUDIT COMMITTEE CHARTER

Role and Independence

The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the corporation and such other duties as directed by the board. The membership of the committee shall consist of three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountant and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed and updated annually.

Responsibilities

The audit committee's primary responsibilities include:

  - Primary input into the recommendation to the board for the selection and retention of the independent accountant that audits the financial statements of the corporation. In the process, the committee will discuss and consider the auditors, written affirmation that the auditor is in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports, and will provide to the independent accountant full access to the committee (and the board) to report on any and all appropriate matters.

  - Review of financial statements including quarterly reports with management and the independent auditor. It is anticipated that these discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded, and such other inquiries as may be appropriate.

  - Discussion with management and the auditors of the quality and adequacy of the company's internal controls.

  - Discussion with management of the status of pending litigation, taxation matters, and other areas of oversight to the legal and compliance area as may be appropriate.

  -  Reporting on audit committee activities to the full board and issuance annually of a summary report (including appropriate
     oversight  conclusions)  suitable  for  submission  to   the
     shareholders.

PROXY

                       DATRON SYSTEMS INCORPORATED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                            DIRECTORS

     The undersigned hereby appoint(s) DAVID A. DERBY and WILLIAM
L. STEPHAN, or either one of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated below, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of DATRON SYSTEMS INCORPORATED which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held on August 14, 2001, and at any adjournments or postponements thereof.

    (Continued, and to be marked, dated and signed, on the other side)




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
Please mark your votes as indicated in this example [X]

1.   To  elect  as  director, David A. Derby, Kent P.  Ainsworth,
  Richard  W. Flatow, Don M. Lyle, William A. Preston and  Robert
  D. Sherer.

       FOR all nominees listed (except as indicated below)  [    ]
       WITHHOLD AUTHORITY to vote (as to all nominees)      [    ]

      To  withhold  authority to vote for one or more  individual nominees, write such name(s) on the line provided below:
     ___________________________________________________________


This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES OR PROPOSALS LISTED ABOVE. In their discretion the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting to another time or place for, among other things, the purpose of soliciting additional proxies. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

PLEASE  COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED POSTPAID ENVELOPE.

(Signature)____________(Signature)________Date ___________, 2001

Please  date  and sign exactly as name(s) appear(s)  hereon.   If
shares are held jointly, each holder must sign. Please give full title and capacity in which signing if not signing as an individual.